Exhibit 99.1 The Low Power Programmable Leader 2019 FINANCIAL ANALYST DAY NEW YORK NASDAQ: LSCC 1 -Exhibit 99.1 The Low Power Programmable Leader 2019 FINANCIAL ANALYST DAY NEW YORK NASDAQ: LSCC 1 -

Safe Harbor This presentation contains forward-looking statements that involve estimates, assumptions, risks and uncertainties, including statements relating to our expectations about the growth of our end markets, our belief that we will launch new products over the next 12 months, that we will accelerate profitable revenue growth, that we will expand our position in servers, that our SAM will grow to $3 billion in 2022, that growth acceleration will be driven by our new platform, and our expectations regarding achievable results under the heading “Financial Priorities,” including revenue growth, OpEx discipline, gross margin expansion, cash generation, profit expansion and leverage. Factors that may cause actual results to differ materially from the forward-looking statements in this presentation include those risks more fully described in Lattice’s filings with the SEC including its annual report on Form 10-K for the fiscal year ended December 29, 2018 and quarterly filings. You should not unduly rely on forward-looking statements because actual results could differ materially from those expressed in any forward-looking statements. In addition, any forward-looking statement applies only as of the date on which it is made. The Company does not intend to update or revise any forward-looking statements, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. NASDAQ: LSCC 2 -Safe Harbor This presentation contains forward-looking statements that involve estimates, assumptions, risks and uncertainties, including statements relating to our expectations about the growth of our end markets, our belief that we will launch new products over the next 12 months, that we will accelerate profitable revenue growth, that we will expand our position in servers, that our SAM will grow to $3 billion in 2022, that growth acceleration will be driven by our new platform, and our expectations regarding achievable results under the heading “Financial Priorities,” including revenue growth, OpEx discipline, gross margin expansion, cash generation, profit expansion and leverage. Factors that may cause actual results to differ materially from the forward-looking statements in this presentation include those risks more fully described in Lattice’s filings with the SEC including its annual report on Form 10-K for the fiscal year ended December 29, 2018 and quarterly filings. You should not unduly rely on forward-looking statements because actual results could differ materially from those expressed in any forward-looking statements. In addition, any forward-looking statement applies only as of the date on which it is made. The Company does not intend to update or revise any forward-looking statements, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. NASDAQ: LSCC 2 -

Agenda 1 Overview Jim Anderson 2 Markets Esam Elashmawi 3 Products Steve Douglass 4 Customers Mark Nelson 5 Financials Sherri Luther 6 Q & A All 7 Wrap Up Jim Anderson NASDAQ: LSCC 3 -Agenda 1 Overview Jim Anderson 2 Markets Esam Elashmawi 3 Products Steve Douglass 4 Customers Mark Nelson 5 Financials Sherri Luther 6 Q & A All 7 Wrap Up Jim Anderson NASDAQ: LSCC 3 -

Overview NASDAQ: LSCC 4 -Overview NASDAQ: LSCC 4 -

LATTICE 2019 FINANCIAL ANALYST DAY OVERVIEW JIM ANDERSON PRESIDENT & CEO The Low Power Programmable LeaderLATTICE 2019 FINANCIAL ANALYST DAY OVERVIEW JIM ANDERSON PRESIDENT & CEO The Low Power Programmable Leader

Lattice Opportunity



GROWING END MARKETS

- Large Growing TAM
- New Usage Models
- High Value Solutions



DIFFERENTIATED TECHNOLOGY

- Lowest Power
- Smallest Size
- Easy to Use



HIGH-GROWTH APPLICATIONS

- Edge AI & Compute
- 5G Infrastructure
- Platform Security


EXCELLENT
GOOD
AVERAGE
POOR

BROAD CUSTOMER RELATIONSHIPS

- Position in Top OEMs
- Multi-generational
- Diverse Customer Base


5G

PROFIT GROWTH

- Strong Business Model
- Above Market Growth
- Margin Expansion

6 - NASDAQ: LSCC

Changes to Position Lattice for Success STRONGER ROADMAP FOCUSED STRATEGY STABLE GROWTH Sustainable, Multi-year Faster Cadence; 100% Focus on FPGA Revenue Streams System Solutions REVITALIZED CULTURE FINANCIAL DISCIPLINE RE-ENERGIZED TEAM Consistent Profitability and New Leadership with Fast, Accountable, Cash Flow Expansion Deep Industry Expertise Performance Driven NASDAQ: LSCC 7 -Changes to Position Lattice for Success STRONGER ROADMAP FOCUSED STRATEGY STABLE GROWTH Sustainable, Multi-year Faster Cadence; 100% Focus on FPGA Revenue Streams System Solutions REVITALIZED CULTURE FINANCIAL DISCIPLINE RE-ENERGIZED TEAM Consistent Profitability and New Leadership with Fast, Accountable, Cash Flow Expansion Deep Industry Expertise Performance Driven NASDAQ: LSCC 7 -

Our Mission The Low Power Programmable Leader NASDAQ: LSCC 8 -Our Mission The Low Power Programmable Leader NASDAQ: LSCC 8 -

Positioned in Growing End Markets COMMUNICATIONS COMPUTE INDUSTRIAL AUTOMOTIVE CONSUMER Smart Home 5G Wireless Industrial IoT ADAS Servers Wearables Switches/Routers Factory Automation Infotainment Client Large $3B SAM with Multiple Secular Growth Drivers NASDAQ: LSCC 9 -Positioned in Growing End Markets COMMUNICATIONS COMPUTE INDUSTRIAL AUTOMOTIVE CONSUMER Smart Home 5G Wireless Industrial IoT ADAS Servers Wearables Switches/Routers Factory Automation Infotainment Client Large $3B SAM with Multiple Secular Growth Drivers NASDAQ: LSCC 9 -

Lattice Product Portfolio BROAD FAMILY OF LOW POWER FPGAs GENERAL PURPOSE Addresses a broad range of applications across multiple markets FPGA FAMILIES TAILORED FOR SPECIFIC NEEDS VIDEO CONNECTIVITY ULTRA LOW POWER CONTROL & SECURITY Optimized for high World’s lowest power Optimized for platform speed video and FPGAs; Optimized management & sensor applications for small form factor security applications NASDAQ: LSCC 10 -Lattice Product Portfolio BROAD FAMILY OF LOW POWER FPGAs GENERAL PURPOSE Addresses a broad range of applications across multiple markets FPGA FAMILIES TAILORED FOR SPECIFIC NEEDS VIDEO CONNECTIVITY ULTRA LOW POWER CONTROL & SECURITY Optimized for high World’s lowest power Optimized for platform speed video and FPGAs; Optimized management & sensor applications for small form factor security applications NASDAQ: LSCC 10 -

Differentiated Product Strategy

OTHER FPGA COMPANIES

Focused on Large, High Power Devices for Data Center Compute



55 mm
55 mm

~200 W With Heat Sink

LATTICE SEMICONDUCTOR

Focused on Low Power, Smaller Form Factors



10 mm
10 mm
1.40 mm
1.45 mm

~1 W
(Small)

~1 mW
(Smallest)

Addressing Applications Where Power Efficiency & Small Size are Important

11 - NASDAQ: LSCC

Solving Problems at the Edge


10 mm
10 mm
1.40 mm
1.45 mm

~1 W
(Small)

~1 mW
(Smallest)



AI & IoT
AI Inferencing at the Edge



VIDEO
Embedded Vision



SECURITY
Hardware Platform Security



5G INFRASTRUCTURE
Control & Management



AUTOMATION
Precision Robotic Motor Control

12 - NASDAQ: LSCC
LATTICE

Strong and Diversified Sales Channels STRONG POSITION WITH LEADING OEMS DIVERSE CUSTOMER BASE VIA DISTRIBUTION Diversified Global Footprint with Opportunity to Expand NASDAQ: LSCC 13 -Strong and Diversified Sales Channels STRONG POSITION WITH LEADING OEMS DIVERSE CUSTOMER BASE VIA DISTRIBUTION Diversified Global Footprint with Opportunity to Expand NASDAQ: LSCC 13 -

Product Roadmap Investment

FOCUSED AND OPTIMIZED PORTFOLIO


Q1'18
Q1'19
Non FPGA Projects
Low ROI Projects
R&D Spend
High ROI FPGA Projects
High ROI FPGA Projects

EXPANDING OUR SOLUTION STACK


FUTURE
More Solution Stacks
Security Solution Stack
AI Solution Stack
Soft IP
Lattice Radiant SW
TODAY
Security Solution Stack
AI Solution Stack
Soft IP
Lattice Radiant SW
BEFORE
Soft IP
Lattice Diamond SW

Focusing our Investment and Expanding our Solutions

14 - NASDAQ: LSCC

New Products Over the Next 12 Months

sensAI 2.0


LATTICE
sensAI

New AI Capabilities

Launching Today

MachXO3D



Robust Platform Security

Launching Today

CrossLinkPlus



Enhanced Video Bridging

Sampling in H2 2019

Next Generation



Next Generation FPGA Platform

Sampling early 2020

15 - NASDAQ: LSCC

LATTICE SEMICONDUCTOR

Revenue Growth by End Markets Revenue Single Digit Growth Double Digit Growth SEGMENT DRIVERS 5G Infrastructure Deployments Servers in Cloud and Enterprise $386M $399M Client Compute Platforms Comms / 29% 31% Compute Industrial IoT Factory Automation Industrial 35% 39% / Auto Automotive Electronics Consumer 28% 25% Smart Home Prosumer 8% 5% IP 2017 2018 Next 2 years 3 – 4 years Accelerating Profitable Revenue Growth NASDAQ: LSCC 16 -Revenue Growth by End Markets Revenue Single Digit Growth Double Digit Growth SEGMENT DRIVERS 5G Infrastructure Deployments Servers in Cloud and Enterprise $386M $399M Client Compute Platforms Comms / 29% 31% Compute Industrial IoT Factory Automation Industrial 35% 39% / Auto Automotive Electronics Consumer 28% 25% Smart Home Prosumer 8% 5% IP 2017 2018 Next 2 years 3 – 4 years Accelerating Profitable Revenue Growth NASDAQ: LSCC 16 -

Gross Margin Expansion EXPANSION STRATEGIES GROSS MARGIN Over 62% Pricing Optimization 58.6% 57.2% Product Cost Improvement 56.3% Mix Shift 50% 2017 2018 Q1’19 Target Non-GAAP Driving Multiple Strategies for Gross Margin Expansion NASDAQ: LSCC 17 -Gross Margin Expansion EXPANSION STRATEGIES GROSS MARGIN Over 62% Pricing Optimization 58.6% 57.2% Product Cost Improvement 56.3% Mix Shift 50% 2017 2018 Q1’19 Target Non-GAAP Driving Multiple Strategies for Gross Margin Expansion NASDAQ: LSCC 17 -

Target Long Term Model GROSS MARGIN OPEX OPERATING REVENUE EXPANSION DISCIPLINE PROFIT GROWTH Low Double Digit Over 62% GM OpEx of 35% 25% to 30% NASDAQ: LSCC 18 -Target Long Term Model GROSS MARGIN OPEX OPERATING REVENUE EXPANSION DISCIPLINE PROFIT GROWTH Low Double Digit Over 62% GM OpEx of 35% 25% to 30% NASDAQ: LSCC 18 -

Positioned for Success GROWING HIGH-GROWTH BROAD CUSTOMER DIFFERENTIATED PROFIT END MARKETS APPLICATIONS RELATIONSHIPS TECHNOLOGY GROWTH NASDAQ: LSCC 19 -Positioned for Success GROWING HIGH-GROWTH BROAD CUSTOMER DIFFERENTIATED PROFIT END MARKETS APPLICATIONS RELATIONSHIPS TECHNOLOGY GROWTH NASDAQ: LSCC 19 -

Lattice Executive Leadership Team Jim Anderson Esam Elashmawi Steve Douglass CEO Marketing & Strategy Research & Development Overview Markets Products Mark Nelson Sherri Luther Glenn O’Rourke Sales CFO Operations Customers Financials Q&A NASDAQ: LSCC 20 -Lattice Executive Leadership Team Jim Anderson Esam Elashmawi Steve Douglass CEO Marketing & Strategy Research & Development Overview Markets Products Mark Nelson Sherri Luther Glenn O’Rourke Sales CFO Operations Customers Financials Q&A NASDAQ: LSCC 20 -

Lattice Executive Leadership Team Jim Anderson Esam Elashmawi Steve Douglass CEO Marketing & Strategy Research & Development Overview Markets Products Mark Nelson Sherri Luther Glenn O’Rourke Sales CFO Operations Customers Financials Q&A NASDAQ: LSCC 21 -Lattice Executive Leadership Team Jim Anderson Esam Elashmawi Steve Douglass CEO Marketing & Strategy Research & Development Overview Markets Products Mark Nelson Sherri Luther Glenn O’Rourke Sales CFO Operations Customers Financials Q&A NASDAQ: LSCC 21 -

LATTICE 2019 FINANCIAL ANALYST DAY MARKETS ESAM ELASHMAWI MARKETING & STRATEGY The Low Power Programmable LeaderLATTICE 2019 FINANCIAL ANALYST DAY MARKETS ESAM ELASHMAWI MARKETING & STRATEGY The Low Power Programmable Leader

FPGA Value Proposition Faster Time to Market Programmability and Tuning Personalization Supply Chain Flexibility Evolving Standards Parallel Processing NASDAQ: LSCC 23 -FPGA Value Proposition Faster Time to Market Programmability and Tuning Personalization Supply Chain Flexibility Evolving Standards Parallel Processing NASDAQ: LSCC 23 -

FPGA Market Overview FPGA MARKET FORECAST 2018 FPGA TAM 1.4X SMALL FPGA FPGA Growth LOW POWER 8% CAGR 1.2X $1.6B $4B Other 1.0X FPGAs Semi Growth (Non-memory) 4% CAGR 0.8X LARGE FPGA 2018 2019 2020 2021 2022 HIGH POWER Source: IHS Q1’19 NASDAQ: LSCC 24 -FPGA Market Overview FPGA MARKET FORECAST 2018 FPGA TAM 1.4X SMALL FPGA FPGA Growth LOW POWER 8% CAGR 1.2X $1.6B $4B Other 1.0X FPGAs Semi Growth (Non-memory) 4% CAGR 0.8X LARGE FPGA 2018 2019 2020 2021 2022 HIGH POWER Source: IHS Q1’19 NASDAQ: LSCC 24 -

Lattice SAM Expansion LATTICE SAM DOUBLES TO $3B SAM 2022 SAM BY MARKETS NEW APPLICATIONS AI INDUSTRIAL & $0.8B AUTOMOTIVE SAM Security Embedded Vision 42% TRADITIONAL APPLICATIONS 28% 5G Infrastructure 30% Factory Automation $2.2B Server and Client $1.6B SAM SAM Automotive Prosumer COMMS & CONSUMER COMPUTE 2022 2018 NASDAQ: LSCC 25 -Lattice SAM Expansion LATTICE SAM DOUBLES TO $3B SAM 2022 SAM BY MARKETS NEW APPLICATIONS AI INDUSTRIAL & $0.8B AUTOMOTIVE SAM Security Embedded Vision 42% TRADITIONAL APPLICATIONS 28% 5G Infrastructure 30% Factory Automation $2.2B Server and Client $1.6B SAM SAM Automotive Prosumer COMMS & CONSUMER COMPUTE 2022 2018 NASDAQ: LSCC 25 -

5G Industry Impact COMMS & COMPUTE INDUSTRIAL & AUTO CONSUMER Change Our Connected Drive Infrastructure Drive Re-fresh of Experience Content Connected Devices NASDAQ: LSCC 26 -5G Industry Impact COMMS & COMPUTE INDUSTRIAL & AUTO CONSUMER Change Our Connected Drive Infrastructure Drive Re-fresh of Experience Content Connected Devices NASDAQ: LSCC 26 -

Lattice Content In 5G


COMMS & COMPUTE
INDUSTRIAL & AUTO
CONSUMER

5G MACRO BBU/RRU


Remote Radio Unit
(RRU)
Other Functions
Other FPGA
(e.g. Datapath)
LATTICE
Power Mgmt.
Bridging
Control Functions
Antennas
Baseband Unit
(BBU)

5G HETEROGENEOUS NETWORK


5x-10x more RRUs
Metro Cell
Pico Cell
RRU
BBU
MDAS

27 - NASDAQ: LSCC

Content Increasing in 5G

COMMS & COMPUTE | INDUSTRIAL & AUTO | CONSUMER



4G EXAMPLE
Remote Radio Unit
(RRU)
Other Functions
Other FPGA
(e.g. Datapath)
Control Functions
LATTICE
Antennas
Macro BBU/RRU
Baseband Unit
(BBU)
>1.3x
$ Content per Base Station
5G EXAMPLE
Remote Radio Unit
(RRU)
Other Functions
Other FPGA
(e.g. Datapath)
Power Mgmt.
Bridging
Control Functions
LATTICE
Antennas
Macro BBU/RRU
Baseband Unit
(BBU)

28 - NASDAQ: LSCC

LATTICE

Datacenter Market COMMS & COMPUTE INDUSTRIAL & AUTO CONSUMER CLOUD BIG DATA Age of Data and Hyperscaler Datacenter Driving Change Processing Build-out NASDAQ: LSCC 29 -Datacenter Market COMMS & COMPUTE INDUSTRIAL & AUTO CONSUMER CLOUD BIG DATA Age of Data and Hyperscaler Datacenter Driving Change Processing Build-out NASDAQ: LSCC 29 -

Expanding Position In Servers

COMMS & COMPUTE
INDUSTRIAL & AUTO
CONSUMER


PRIOR SERVER PLATFORM
(Ramping Down)
CURRENT SERVER PLATFORM
(Ramping Now)
NEXT GEN SERVER PLATFORM
(In Design Now)
Other FPGA, GPUs, etc.
Accelerator
Memory
CPU
Chipset
Security
Syst. Status Monitoring
Basic Peripheral Ctrl I/O
Basic Power Mgmt.
Enhanced Peripheral Ctrl I/O
Full Power Mgmt.
LATTICE
ATTACH RATE
25%
>80%
>80% TARGET
ASP
1X
2X
3X
Increasing Attach Rate & ASP

30 - NASDAQ: LSCC

Industrial & Automotive COMMS & COMPUTE INDUSTRIAL & AUTO CONSUMER Factory Machine Robotics Connected Autonomous Electrification Automation Vision NASDAQ: LSCC 31 -Industrial & Automotive COMMS & COMPUTE INDUSTRIAL & AUTO CONSUMER Factory Machine Robotics Connected Autonomous Electrification Automation Vision NASDAQ: LSCC 31 -

Content Increasing In Industrial COMMS & COMPUTE INDUSTRIAL & AUTO CONSUMER Programmable Logic Controller Industrial Networking Predictive Maintenance Motor Control Package Detection Functional Safety Machine Vision Collision Avoidance Sensor Bridging Current revenue drivers Future revenue drivers NASDAQ: LSCC 32 -Content Increasing In Industrial COMMS & COMPUTE INDUSTRIAL & AUTO CONSUMER Programmable Logic Controller Industrial Networking Predictive Maintenance Motor Control Package Detection Functional Safety Machine Vision Collision Avoidance Sensor Bridging Current revenue drivers Future revenue drivers NASDAQ: LSCC 32 -

Content Increasing In Automotive

COMMS & COMPUTE
INDUSTRIAL & AUTO
CONSUMER


EV CAR
Motor Control
IGBT Protection
E-MIRROR
De-Fog
ISP
INFOTAINMENT
Audio Bridging
Display Bridging
Driver Monitoring
360° Surround View
ADAS
Image Sensor Bridging and Aggregation
Radar Sensor Bridging and Aggregation
Current revenue drivers
Future revenue drivers

LATTICE SEMICONDUCTOR

Consumer COMMS & COMPUTE INDUSTRIAL & AUTO CONSUMER Prosumer Smart Home Wearables NASDAQ: LSCC 34 -Consumer COMMS & COMPUTE INDUSTRIAL & AUTO CONSUMER Prosumer Smart Home Wearables NASDAQ: LSCC 34 -

Consumer COMMS & COMPUTE INDUSTRIAL & AUTO CONSUMER Drones Residential Security Smart Light High end Projectors Smart Thermostat AR / VR Smart Appliances Sound Bars Smart Speakers Current revenue drivers Future revenue drivers NASDAQ: LSCC 35 -Consumer COMMS & COMPUTE INDUSTRIAL & AUTO CONSUMER Drones Residential Security Smart Light High end Projectors Smart Thermostat AR / VR Smart Appliances Sound Bars Smart Speakers Current revenue drivers Future revenue drivers NASDAQ: LSCC 35 -

The Low Power Programmable Leader $3B LATTICE SAM IN 2022 GROWTH POTENTIAL INDUSTRIAL & $3B SAM Opportunity AUTOMOTIVE 42% END MARKETS Fast Growing Applications 28% 30% VALUED SOLUTIONS FPGA Proliferation COMMS & CONSUMER COMPUTE NASDAQ: LSCC 36 -The Low Power Programmable Leader $3B LATTICE SAM IN 2022 GROWTH POTENTIAL INDUSTRIAL & $3B SAM Opportunity AUTOMOTIVE 42% END MARKETS Fast Growing Applications 28% 30% VALUED SOLUTIONS FPGA Proliferation COMMS & CONSUMER COMPUTE NASDAQ: LSCC 36 -

Lattice Executive Leadership Team Jim Anderson Esam Elashmawi Steve Douglass CEO Marketing & Strategy Research & Development Overview Markets Products Mark Nelson Sherri Luther Glenn O’Rourke Sales CFO Operations Customers Financials Q&A NASDAQ: LSCC 37 -Lattice Executive Leadership Team Jim Anderson Esam Elashmawi Steve Douglass CEO Marketing & Strategy Research & Development Overview Markets Products Mark Nelson Sherri Luther Glenn O’Rourke Sales CFO Operations Customers Financials Q&A NASDAQ: LSCC 37 -

LATTICE 2019 FINANCIAL ANALYST DAY PRODUCTS STEVE DOUGLASS RESEARCH & DEVELOPMENT The Low Power Programmable LeaderLATTICE 2019 FINANCIAL ANALYST DAY PRODUCTS STEVE DOUGLASS RESEARCH & DEVELOPMENT The Low Power Programmable Leader

R&D Strategy STRENGTHS CHALLENGES STRATEGY Talented, Dedicated Team Focus on FPGA Too Many Projects Customer Driven Roadmap Multiple FPGA Architectures Platform Based Design Differentiated Products Growing System Complexity Expand System Solutions NASDAQ: LSCC 39 -R&D Strategy STRENGTHS CHALLENGES STRATEGY Talented, Dedicated Team Focus on FPGA Too Many Projects Customer Driven Roadmap Multiple FPGA Architectures Platform Based Design Differentiated Products Growing System Complexity Expand System Solutions NASDAQ: LSCC 39 -

Focus on FPGA

FOCUSED AND OPTIMIZED PORTFOLIO


Q1'18
Q1'19
Non FPGA Projects
Low ROI Projects
R&D Spend
High ROI FPGA Projects
High ROI FPGA Projects

Canceled Non FPGA & Low ROI Projects

Concentrated Investment in FPGA Projects

Accelerated Investment in Software

R&D Spend Within Model
(20% of revenue)

40 - NASDAQ: LSCC

Platform Based Design PRIOR METHOD Product 3 Product 1 Product 2 Lack of Reuse and Scale NEW METHOD PLATFORM 1 PLATFORM 2 Product 2A Product 1A Maximizes Design Reuse Lower Development Cost Product 2B Product 1B Faster Time to Market Product 2C Product 1C NASDAQ: LSCC 41 -Platform Based Design PRIOR METHOD Product 3 Product 1 Product 2 Lack of Reuse and Scale NEW METHOD PLATFORM 1 PLATFORM 2 Product 2A Product 1A Maximizes Design Reuse Lower Development Cost Product 2B Product 1B Faster Time to Market Product 2C Product 1C NASDAQ: LSCC 41 -

Expand System Solutions FUTURE More Solution Stacks TODAY Security Solution Stack Security Solution Stack AI Solution Stack AI Solution Stack BEFORE Soft IP Soft IP Soft IP Lattice Radiant SW Lattice Radiant SW Lattice Diamond SW Bringing Additional Value to Our Customers NASDAQ: LSCC 42 -Expand System Solutions FUTURE More Solution Stacks TODAY Security Solution Stack Security Solution Stack AI Solution Stack AI Solution Stack BEFORE Soft IP Soft IP Soft IP Lattice Radiant SW Lattice Radiant SW Lattice Diamond SW Bringing Additional Value to Our Customers NASDAQ: LSCC 42 -

New Products Over the Next 12 Months

sensAI 2.0


LATTICE
sensAI

New AI Capabilities

Launching Today

MachXO3D



Robust Platform Security

Launching Today

CrossLinkPlus



Enhanced Video Bridging

Sampling in H2 2019

Next Generation



Next Generation FPGA Platform

Sampling early 2020

43 - NASDAQ: LSCC
LATTICE SEMICONDUCTOR

Accelerating AI at the Edge NASDAQ: LSCC 44 -Accelerating AI at the Edge NASDAQ: LSCC 44 -

Lattice sensAI 2.0: Low Power Inferencing

sensAI 2.0


LATTICE
sensAI

New AI Capabilities

Launching Today

High Performance Inferencing Under 1W
Lowest power, smallest form factor solutions
10X faster real time image processing

Expanded Machine Learning Capability
Quantized training for faster development time
Adding Keras framework support for broader adoption

Complete Solution Enablement
Presence detection, object counting
Increased partner ecosystem

45 - NASDAQ: LSCC
LATTICE SEMICONDUCTOR

sensAI 2.0 Customer Example: IoT Security Camera

ALWAYS-ON HUMAN PRESENCE DETECTION


LATTICE
sensAI

Lattice iCE40 UltraPlus

- SRAM (weights / activations)
- Sensor Interface
- Neural Network Accelerators

Sensors → Data → Lattice iCE40 UltraPlus

Lattice iCE40 UltraPlus → Results → MCU

PERFORMANCE


5 fps
5x
FASTER
1 fps
MCU
LATTICE

POWER


100mW
14x
LOWER
7mW
MCU
LATTICE

LAUNCHING TODAY

46 - NASDAQ: LSCC

LATTICE SEMICONDUCTOR

Introducing MachXO3D NASDAQ: LSCC 47 -Introducing MachXO3D NASDAQ: LSCC 47 -

Lattice MachXO3D

MachXO3D



Robust Platform Security

Launching Today

Secure Hardware
Root of Trust capability
First on, last off for maximum security

Designed for NIST Compliance
Protect, Detect AND Recover
Secures multiple firmware images

Customer Samples Delivered
Top server OEMs and Hyperscalers

48 - NASDAQ: LSCC

MachXO3D Customer Example: Hyperscaler Server

REDUCES POWER AND SYSTEM COST


FPGA Accelerator
CPU / PCH
BMC
SWITCH
SWITCH
SWITCH
SPI Memory
SPI Memory
SPI Memory
PROTECT & CONTROL PLD
RoT MCU
Integrated into a single device
FPGA Accelerator
CPU / PCH
BMC
SWITCH
SWITCH
SWITCH
SPI Memory
SPI Memory
SPI Memory
LATTICE
MachXO3D

LAUNCHING TODAY

49 - NASDAQ: LSCC

Lattice CrossLinkPlus

CrossLinkPlus



Enhanced Video Bridging

Sampling in H2 2019

Optimized for Video and Display
Aggregate up to five image sensor streams
Dedicated MIPI interface for HD capability

Instant-On Capability
Less than 10 ms boot-up time

Strong Customer Engagement
Camera and Display applications

50 - NASDAQ: LSCC

LATTICE SEMICONDUCTOR

CrossLinkPlus Customer Example: Display Application CUSTOM ASIC REQUIRED FOR EACH LATTICE SINGLE DEVICE SOLUTION DISPLAY TYPE DISPLAY 4 DISPLAY 4 DISPLAY 1 DISPLAY 3 DISPLAY 1 DISPLAY 3 DISPLAY 2 DISPLAY 2 ASIC 1 ASIC 2 ASIC 3 ASIC 4 Application Application Application Application Application Application Application Application Processor Processor Processor Processor Processor Processor Processor Processor Customers Need Flexible Programmable Solution as Display Sizes and Resolution Vary by Application NASDAQ: LSCC 51 - SAMPLING H2 2019CrossLinkPlus Customer Example: Display Application CUSTOM ASIC REQUIRED FOR EACH LATTICE SINGLE DEVICE SOLUTION DISPLAY TYPE DISPLAY 4 DISPLAY 4 DISPLAY 1 DISPLAY 3 DISPLAY 1 DISPLAY 3 DISPLAY 2 DISPLAY 2 ASIC 1 ASIC 2 ASIC 3 ASIC 4 Application Application Application Application Application Application Application Application Processor Processor Processor Processor Processor Processor Processor Processor Customers Need Flexible Programmable Solution as Display Sizes and Resolution Vary by Application NASDAQ: LSCC 51 - SAMPLING H2 2019

Next Generation FPGA Platform Next Generation FASTER CONNECTIVITY HIGH MIPI SPEED IO Doubled MIPI performance 2x faster DDR3 OPTIMIZED FOR AI Multiple Product INFERENCING Enhanced Families From MEMORY DSP SECURITY One Platform DSP Capability Next Generation 8x More On-Chip Memory FPGA Platform NEW FPGA ARCHITECTURE ADVANCED HW SECURITY POWER EFFICIENT 28nm FDSOI Secure Root of Trust Sampling early 2020 NASDAQ: LSCC 52 -Next Generation FPGA Platform Next Generation FASTER CONNECTIVITY HIGH MIPI SPEED IO Doubled MIPI performance 2x faster DDR3 OPTIMIZED FOR AI Multiple Product INFERENCING Enhanced Families From MEMORY DSP SECURITY One Platform DSP Capability Next Generation 8x More On-Chip Memory FPGA Platform NEW FPGA ARCHITECTURE ADVANCED HW SECURITY POWER EFFICIENT 28nm FDSOI Secure Root of Trust Sampling early 2020 NASDAQ: LSCC 52 -

Next Generation FPGA Platform


MIPI
HIGH SPEED IO
MEMORY
DSP
SECURITY
NEW FPGA ARCHITECTURE
POWER EFFICIENT 28nm FDSOI
NEXT GENERATION PLATFORM

Faster Connectivity
Double the video bandwidth
50% faster system interfaces

Optimized for AI Inferencing
Enhanced DSP capability
UP to 5X more on-chip memory

Advanced Hardware Security
Hardware Root of Trust
Secure key provisioning

53 - NASDAQ: LSCC

Architecture Optimized for Power Efficiency

OTHER FPGA COMPANIES


55 mm
55 mm
LUT6

Faster Performance, 2X Larger Area

LATTICE SEMICONDUCTOR


10 mm
10 mm
LUT4

Half the Power, Half the Area

54 - NASDAQ: LSCC

..... ..... Expanding Low Power Leadership HALF THE POWER AT THE SAME FDSOI PERFORMANCE Fully Depleted Channel (Low Leakage) 50% Lower power Ultra-thin Buried Oxide Insulator Bulk FDSOI Built on Innovative FDSOI Technology NASDAQ: LSCC 55 - SAMPLING 2020 Relative Power..... ..... Expanding Low Power Leadership HALF THE POWER AT THE SAME FDSOI PERFORMANCE Fully Depleted Channel (Low Leakage) 50% Lower power Ultra-thin Buried Oxide Insulator Bulk FDSOI Built on Innovative FDSOI Technology NASDAQ: LSCC 55 - SAMPLING 2020 Relative Power

Accelerating Innovation Focus on FPGA HIGH MIPI SPEED IO MEMORY DSP SECURITY Platform Based Design NEW FPGA ARCHITECTURE POWER EFFICIENT 28nm FDSOI Expand System Level Solutions NASDAQ: LSCC 56 -Accelerating Innovation Focus on FPGA HIGH MIPI SPEED IO MEMORY DSP SECURITY Platform Based Design NEW FPGA ARCHITECTURE POWER EFFICIENT 28nm FDSOI Expand System Level Solutions NASDAQ: LSCC 56 -

Lattice Executive Leadership Team Jim Anderson Esam Elashmawi Steve Douglass CEO Marketing & Strategy Research & Development Overview Markets Products Mark Nelson Sherri Luther Glenn O’Rourke Sales CFO Operations Customers Financials Q&A NASDAQ: LSCC 57 -Lattice Executive Leadership Team Jim Anderson Esam Elashmawi Steve Douglass CEO Marketing & Strategy Research & Development Overview Markets Products Mark Nelson Sherri Luther Glenn O’Rourke Sales CFO Operations Customers Financials Q&A NASDAQ: LSCC 57 -

LATTICE 2019 FINANCIAL ANALYST DAY CUSTOMERS MARK NELSON SALES The Low Power Programmable LeaderLATTICE 2019 FINANCIAL ANALYST DAY CUSTOMERS MARK NELSON SALES The Low Power Programmable Leader

Voice of Our Customers “We have known the Lattice “I want to give Lattice more “Your competitors are only FAE for years and we trust business…. We would like focused on data center compute him.” to influence your roadmap.” acceleration…we need FPGAs for our business.” System Architect, Prosumer Product Company Sourcing VP, Design Engineering Manager, Leading Wireless Company Large Industrial Automation Customer “Security discussions are “Low power is critical in our systems happening weekly and we could and we are happy that you are leverage your solution across keeping your focus on power.” platforms.” Central Engineering, Business Unit Executive, Global Tier One Automotive Supplier Server & Enterprise Client Leader Customers Like Our Focus and Want to Expand their Business with Us NASDAQ: LSCC 59 -Voice of Our Customers “We have known the Lattice “I want to give Lattice more “Your competitors are only FAE for years and we trust business…. We would like focused on data center compute him.” to influence your roadmap.” acceleration…we need FPGAs for our business.” System Architect, Prosumer Product Company Sourcing VP, Design Engineering Manager, Leading Wireless Company Large Industrial Automation Customer “Security discussions are “Low power is critical in our systems happening weekly and we could and we are happy that you are leverage your solution across keeping your focus on power.” platforms.” Central Engineering, Business Unit Executive, Global Tier One Automotive Supplier Server & Enterprise Client Leader Customers Like Our Focus and Want to Expand their Business with Us NASDAQ: LSCC 59 -

Enhanced Customer Engagement Strategy SALES OPPORTUNITY ENABLING VALUE MODEL PIPELINE SCALE CREATION NASDAQ: LSCC 60 -Enhanced Customer Engagement Strategy SALES OPPORTUNITY ENABLING VALUE MODEL PIPELINE SCALE CREATION NASDAQ: LSCC 60 -

Restructured Sales Team Business Business Unit 1 Unit 2 Sales 1 Sales 2 Fragmented sales force Unified regional sales team Complex compensation structure Simple compensation structure Siloed knowledgeable talent Collaborative and disciplined NASDAQ: LSCC 61 -Restructured Sales Team Business Business Unit 1 Unit 2 Sales 1 Sales 2 Fragmented sales force Unified regional sales team Complex compensation structure Simple compensation structure Siloed knowledgeable talent Collaborative and disciplined NASDAQ: LSCC 61 -

New Focused Coverage Model LATTICE $3B SAM BREAKDOWN IMPROVED COVERAGE MODEL TOP 20 CUSTOMERS Focused coverage 50% NEXT 200 CUSTOMERS 30% Leverage partners BROAD BASE CUSTOMERS 20% Scale with distribution NASDAQ: LSCC 62 -New Focused Coverage Model LATTICE $3B SAM BREAKDOWN IMPROVED COVERAGE MODEL TOP 20 CUSTOMERS Focused coverage 50% NEXT 200 CUSTOMERS 30% Leverage partners BROAD BASE CUSTOMERS 20% Scale with distribution NASDAQ: LSCC 62 -

Strengthening the Pipeline DESIGN DESIGN DESIGN Increase focus on large OPPORTUNITY WIN IN customers Shipping Drive mix towards multi-year Committed to Lattice solution revenue streams New Design Enable SAM expansion with new Segment Pipeline applications Industrial & Auto 40% Comms & Compute 40% Consumer 20% NASDAQ: LSCC 63 -Strengthening the Pipeline DESIGN DESIGN DESIGN Increase focus on large OPPORTUNITY WIN IN customers Shipping Drive mix towards multi-year Committed to Lattice solution revenue streams New Design Enable SAM expansion with new Segment Pipeline applications Industrial & Auto 40% Comms & Compute 40% Consumer 20% NASDAQ: LSCC 63 -

Enabling Scale

DEMO BOARDS
(e.g. Vehicle Classification)



REFERENCE DESIGNS
(e.g. Package Detection)



DDR Memory
SPI Memory
SPI to DDR Loader
IPS Engine
NN Accelerators
8 Engines
Counting & Overlay Engine
ECP5- 85

JOINT MARKETING PROGRAMS

ARROW

ARROW ELECTRONICS, INC.

威健 WEIKENG

MACNICA

FUTURE ELECTRONICS

Accelerating Time to Market for Broad Set of Customers

64 - NASDAQ: LSCC

LATTICE SEMICONDUCTOR

New Value Creation Opportunities EARLY ARCHITECTURAL DRIVING GREATER VALUE BASED ENGAGEMENT WITH SOFTWARE CONTENT INTO SELLING CUSTOMERS SOLUTIONS Market segment pricing Differentiated products System level approach Advanced pricing analytics Outstanding support Solution selling NASDAQ: LSCC 65 -New Value Creation Opportunities EARLY ARCHITECTURAL DRIVING GREATER VALUE BASED ENGAGEMENT WITH SOFTWARE CONTENT INTO SELLING CUSTOMERS SOLUTIONS Market segment pricing Differentiated products System level approach Advanced pricing analytics Outstanding support Solution selling NASDAQ: LSCC 65 -

Enhanced Customer Engagement Strategy COVERAGE OPPORTUNITY ENABLING VALUE MODEL PIPELINE SCALE CREATION Healthy Solutions Early Large SAM Pipeline & Partners Engagement Customers NASDAQ: LSCC 66 -Enhanced Customer Engagement Strategy COVERAGE OPPORTUNITY ENABLING VALUE MODEL PIPELINE SCALE CREATION Healthy Solutions Early Large SAM Pipeline & Partners Engagement Customers NASDAQ: LSCC 66 -

Lattice Executive Leadership Team Jim Anderson Esam Elashmawi Steve Douglass CEO Marketing & Strategy Research & Development Overview Markets Products Mark Nelson Sherri Luther Glenn O’Rourke Sales CFO Operations Customers Financials Q&A NASDAQ: LSCC 67 -Lattice Executive Leadership Team Jim Anderson Esam Elashmawi Steve Douglass CEO Marketing & Strategy Research & Development Overview Markets Products Mark Nelson Sherri Luther Glenn O’Rourke Sales CFO Operations Customers Financials Q&A NASDAQ: LSCC 67 -

LATTICE 2019 FINANCIAL ANALYST DAY FINANCIALS SHERRI LUTHER CFO The Low Power Programmable LeaderLATTICE 2019 FINANCIAL ANALYST DAY FINANCIALS SHERRI LUTHER CFO The Low Power Programmable Leader

Financial Priorities PROFIT REVENUE GROSS MARGIN EXPANSION GROWTH EXPANSION OPEX CASH BALANCE DISCIPLINE GENERATION SHEET STRENGTH NASDAQ: LSCC 69 -Financial Priorities PROFIT REVENUE GROSS MARGIN EXPANSION GROWTH EXPANSION OPEX CASH BALANCE DISCIPLINE GENERATION SHEET STRENGTH NASDAQ: LSCC 69 -

2018 Accomplishments REVENUE ($M) GROSS MARGIN EARNING PER SHARE $399 3% 57.2% $0.33 $386 +90 bps 3X 56.3% $0.11 2017 2018 2017 2018 2017 2018 OPEX FREE CASH FLOW ($M) DEBT LEVERAGE RATIO 47.2% $43 5.2X +68% -670 bps $26 3X 40.5% 2017 2018 2017 2018 2017 2018 NASDAQ: LSCC 70 - Note: Non-GAAP, Free Cash Flow is before debt payment2018 Accomplishments REVENUE ($M) GROSS MARGIN EARNING PER SHARE $399 3% 57.2% $0.33 $386 +90 bps 3X 56.3% $0.11 2017 2018 2017 2018 2017 2018 OPEX FREE CASH FLOW ($M) DEBT LEVERAGE RATIO 47.2% $43 5.2X +68% -670 bps $26 3X 40.5% 2017 2018 2017 2018 2017 2018 NASDAQ: LSCC 70 - Note: Non-GAAP, Free Cash Flow is before debt payment

Revenue Growth by End Markets Revenue Single Digit Growth Double Digit Growth SEGMENT DRIVERS 5G Infrastructure Deployments Servers in Cloud and Enterprise $386M $399M Client Compute Platforms Comms / 29% 31% Compute Industrial IoT Factory Automation Industrial 35% 39% / Auto Automotive Electronics Consumer 28% 25% Smart Home Prosumer 8% 5% IP 2017 2018 Next 2 years 3 – 4 years Accelerating Profitable Revenue Growth NASDAQ: LSCC 71 -Revenue Growth by End Markets Revenue Single Digit Growth Double Digit Growth SEGMENT DRIVERS 5G Infrastructure Deployments Servers in Cloud and Enterprise $386M $399M Client Compute Platforms Comms / 29% 31% Compute Industrial IoT Factory Automation Industrial 35% 39% / Auto Automotive Electronics Consumer 28% 25% Smart Home Prosumer 8% 5% IP 2017 2018 Next 2 years 3 – 4 years Accelerating Profitable Revenue Growth NASDAQ: LSCC 71 -

Gross Margin Expansion EXPANSION STRATEGIES GROSS MARGIN Over 62% Pricing Optimization 58.6% 57.2% Product Cost Improvement 56.3% Mix Shift 50% 2017 2018 Q1’19 Target Non-GAAP Driving Multiple Strategies for Gross Margin Expansion NASDAQ: LSCC 72 -Gross Margin Expansion EXPANSION STRATEGIES GROSS MARGIN Over 62% Pricing Optimization 58.6% 57.2% Product Cost Improvement 56.3% Mix Shift 50% 2017 2018 Q1’19 Target Non-GAAP Driving Multiple Strategies for Gross Margin Expansion NASDAQ: LSCC 72 -

Gross Margin Expansion Strategies GROSS MARGIN BRIDGE EXPANSION STRATEGIES PRICE • New advanced pricing analytics and price management tools Over 62% • Quote to consumption management Mix • New products with new capabilities bring higher ASPs Cost Price COST 57.2% • Operational improvements in efficiency, productivity & yield • Reductions in fixed costs & overhead • Improved inventory management MIX • Higher percent of revenue from Ind/Auto & Comms/Compute 50% • Decline in IP revenue 2018 Target Non-GAAP Driving Multiple Strategies for Gross Margin Expansion NASDAQ: LSCC 73 -Gross Margin Expansion Strategies GROSS MARGIN BRIDGE EXPANSION STRATEGIES PRICE • New advanced pricing analytics and price management tools Over 62% • Quote to consumption management Mix • New products with new capabilities bring higher ASPs Cost Price COST 57.2% • Operational improvements in efficiency, productivity & yield • Reductions in fixed costs & overhead • Improved inventory management MIX • Higher percent of revenue from Ind/Auto & Comms/Compute 50% • Decline in IP revenue 2018 Target Non-GAAP Driving Multiple Strategies for Gross Margin Expansion NASDAQ: LSCC 73 -

OpEx Strategy OPERATING EXPENSES ($M) EXPENSE MANAGEMENT 47% SG&A 41% • Site consolidation 39% • IT and Infrastructure efficiency 35% 22% SG&A • Greater leverage of low cost geos • Operational leverage as revenue grows 21% 20% 15% R&D • Continue portfolio optimization for better ROI 25% R&D 20% 20% 19% • Expand investment toward software and solutions • Scale with revenue and invest in roadmap 2017 2018 Q1’19 Target Non-GAAP NASDAQ: LSCC 74 -OpEx Strategy OPERATING EXPENSES ($M) EXPENSE MANAGEMENT 47% SG&A 41% • Site consolidation 39% • IT and Infrastructure efficiency 35% 22% SG&A • Greater leverage of low cost geos • Operational leverage as revenue grows 21% 20% 15% R&D • Continue portfolio optimization for better ROI 25% R&D 20% 20% 19% • Expand investment toward software and solutions • Scale with revenue and invest in roadmap 2017 2018 Q1’19 Target Non-GAAP NASDAQ: LSCC 74 -

Capital Structure DEBT BALANCE & LEVERAGE RATIO CASH ALLOCATION 5.2 Maintain cash balance above $100M Excess cash used to pay down debt 3.0 Drive leverage ratio below 2.0 Consider other options for cash after leverage ($M) ratio is met < 2.0 $301 $57 $260 $88 Additional $25M discretionary debt payment made to date in Q2’19 2017 2018 Target Debt Balance TTM EBITDA Leverage Ratio Note: Non-GAAP, Free Cash Flow is before debt payment Significant Progress on Balance Sheet De-lever NASDAQ: LSCC 75 -Capital Structure DEBT BALANCE & LEVERAGE RATIO CASH ALLOCATION 5.2 Maintain cash balance above $100M Excess cash used to pay down debt 3.0 Drive leverage ratio below 2.0 Consider other options for cash after leverage ($M) ratio is met < 2.0 $301 $57 $260 $88 Additional $25M discretionary debt payment made to date in Q2’19 2017 2018 Target Debt Balance TTM EBITDA Leverage Ratio Note: Non-GAAP, Free Cash Flow is before debt payment Significant Progress on Balance Sheet De-lever NASDAQ: LSCC 75 -

Debt Refinance DEBT INTEREST RATE DEBT REFINANCE DETAILS L+425 Reduced interest rate and improved terms L+175 Interest rate dropped by 250 bps; Further step downs as leverage declines OLD CURRENT Extended maturity by 3 years to May 2024 BALLOON PAYMENT SCHEDULE Greater flexibility allowing stock buy backs Old Balloon Current Balloon Payment Date Payment Date Includes $75 million revolver Refer to 8K filing for additional details Now March 2021 May 2024 NASDAQ: LSCC 76 -Debt Refinance DEBT INTEREST RATE DEBT REFINANCE DETAILS L+425 Reduced interest rate and improved terms L+175 Interest rate dropped by 250 bps; Further step downs as leverage declines OLD CURRENT Extended maturity by 3 years to May 2024 BALLOON PAYMENT SCHEDULE Greater flexibility allowing stock buy backs Old Balloon Current Balloon Payment Date Payment Date Includes $75 million revolver Refer to 8K filing for additional details Now March 2021 May 2024 NASDAQ: LSCC 76 -

Financial Target Model 2018 Q1‘19 Target Model (3 – 4 Yrs.) Revenue Growth (YoY) +3% Flat Low Double Digits Gross Margin* 57.2% 58.6% Over 62% OpEx* 41% 39% 35% Operating Income* 17% 20% 25% - 30% *Non-GAAP NASDAQ: LSCC 77 -Financial Target Model 2018 Q1‘19 Target Model (3 – 4 Yrs.) Revenue Growth (YoY) +3% Flat Low Double Digits Gross Margin* 57.2% 58.6% Over 62% OpEx* 41% 39% 35% Operating Income* 17% 20% 25% - 30% *Non-GAAP NASDAQ: LSCC 77 -

Financial Priorities PROFIT EXPANSION REVENUE GROSS MARGIN 25% to 30% GROWTH EXPANSION OpInc Low Double Digit Over 62% OPEX CASH DISCIPLINE GENERATION BALANCE SHEET 35% Pay Down Debt STRENGTH Leverage <2.0 NASDAQ: LSCC 78 -Financial Priorities PROFIT EXPANSION REVENUE GROSS MARGIN 25% to 30% GROWTH EXPANSION OpInc Low Double Digit Over 62% OPEX CASH DISCIPLINE GENERATION BALANCE SHEET 35% Pay Down Debt STRENGTH Leverage <2.0 NASDAQ: LSCC 78 -

Q&A NASDAQ: LSCC 79 -Q&A NASDAQ: LSCC 79 -

Wrap Up

MARKETS



42%
INDUSTRIAL & AUTOMOTIVE
28%
CONSUMER
30%
COMMS & COMPUTE

$3B LATTICE SAM IN 2022

PRODUCTS



MIPI
HIGH SPEED IO
MEMORY
DSP
SECURITY
NEW FPGA ARCHITECTURE
POWER EFFICIENT 28nm FDSOI
NEXT GENERATION PLATFORM

ACCELERATING INNOVATION

CUSTOMERS



DESIGN OPPORTUNITY
DESIGN IN
DESIGN WIN

EXPANDING CUSTOMER FOOTPRINT

FINANCIALS

REVENUE GROWTH
Low Double Digit

OPEX DISCIPLINE
35%

+

GROSS MARGIN EXPANSION
Over 62%

CASH GENERATION
Pay Down Debt

=

PROFIT EXPANSION
25% to 30% OpInc

BALANCE SHEET STRENGTH
Leverage <2.0

80 - NASDAQ: LSCC
LATTICE SEMICONDUCTOR

The Low Power Programmable Leader 2019 FINANCIAL ANALYST DAY NEW YORK NASDAQ: LSCC 81 -The Low Power Programmable Leader 2019 FINANCIAL ANALYST DAY NEW YORK NASDAQ: LSCC 81 -

Appendix NASDAQ: LSCC 82 -Appendix NASDAQ: LSCC 82 -

Operating Expenses Reconciliation (Thousands except percentages) Q1 2019 2018 2017 GAAP Operating expenses $ 45,176 $ 222,559 $ 264,199 % of Revenue 46.1% 55.8% 68.5% Amortization of acquired intangible assets (3,389) (17,690) (31,340) Restructuring charges (1,341) (17,349) (7,196) Acquisition related charges - (1,531) (3,781) Impairment of acquired intangible assets 1,023 (11,686) (32,431) Stock-based compensation expense (3,484) (12,706) (11,755) Gain on sale of building - - 4,624 Non-GAAP Operating expenses $ 37,985 $ 161,597 $ 182,320 % of Revenue 38.7% 40.5% 47.2% NASDAQ: LSCC 83 -Operating Expenses Reconciliation (Thousands except percentages) Q1 2019 2018 2017 GAAP Operating expenses $ 45,176 $ 222,559 $ 264,199 % of Revenue 46.1% 55.8% 68.5% Amortization of acquired intangible assets (3,389) (17,690) (31,340) Restructuring charges (1,341) (17,349) (7,196) Acquisition related charges - (1,531) (3,781) Impairment of acquired intangible assets 1,023 (11,686) (32,431) Stock-based compensation expense (3,484) (12,706) (11,755) Gain on sale of building - - 4,624 Non-GAAP Operating expenses $ 37,985 $ 161,597 $ 182,320 % of Revenue 38.7% 40.5% 47.2% NASDAQ: LSCC 83 -

Gross Margin Reconciliation (Thousands except percentages) Q1 2019 2018 2017 GAAP Gross Margin $ 57,652 $ 219,439 $ 216,579 GAAP Gross Margin % 58.8% 55.0% 56.1% Inventory adjustment related to restructured (338) 7,829 - operations Stock-based compensation expense 202 940 788 Non-GAAP Gross Margin $ 57,516 $ 228,208 $ 217,367 Non-GAAP Gross Margin % 58.6% 57.2% 56.3% NASDAQ: LSCC 84 -Gross Margin Reconciliation (Thousands except percentages) Q1 2019 2018 2017 GAAP Gross Margin $ 57,652 $ 219,439 $ 216,579 GAAP Gross Margin % 58.8% 55.0% 56.1% Inventory adjustment related to restructured (338) 7,829 - operations Stock-based compensation expense 202 940 788 Non-GAAP Gross Margin $ 57,516 $ 228,208 $ 217,367 Non-GAAP Gross Margin % 58.6% 57.2% 56.3% NASDAQ: LSCC 84 -

Earnings Per Share Reconciliation Q1 2019 2018 2017 GAAP net loss per share - diluted 0.05 (0.21) (0.58) Inventory adjs related to restructured operations (0.00) 0.06 - Amortization of acquired intangible assets 0.03 0.14 0.25 Restructuring charges 0.00 0.13 0.06 Acquisition related charges - 0.01 0.03 Impairment of acquired intangible assets 0.01 0.09 0.26 Stock-based compensation expense 0.03 0.11 0.10 Gain on sale of building - - (0.03) Loss on sale of assets and business units - - 0.02 Non-GAAP Operating expenses 0.11 0.33 0.11 NASDAQ: LSCC 85 -Earnings Per Share Reconciliation Q1 2019 2018 2017 GAAP net loss per share - diluted 0.05 (0.21) (0.58) Inventory adjs related to restructured operations (0.00) 0.06 - Amortization of acquired intangible assets 0.03 0.14 0.25 Restructuring charges 0.00 0.13 0.06 Acquisition related charges - 0.01 0.03 Impairment of acquired intangible assets 0.01 0.09 0.26 Stock-based compensation expense 0.03 0.11 0.10 Gain on sale of building - - (0.03) Loss on sale of assets and business units - - 0.02 Non-GAAP Operating expenses 0.11 0.33 0.11 NASDAQ: LSCC 85 -